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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 14, 2005
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                Date of report (Date of earliest event reported)



                              ATLANTIC REALTY TRUST
             (Exact name of registrant as specified in its charter)

                   MARYLAND                                     0-27562                                13-3849655
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(State or other jurisdiction of incorporation)         (Commission File Number)         (I.R.S. Employer Identification Number)


      747 THIRD AVENUE, NEW YORK, NY                             10017
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      (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code    212-702-8561
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         Former name or former address, if changed since last report)


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ITEM 1.01.  MATERIAL AGREEMENTS.

     On June 14, 2005, Atlantic Realty Trust (the "Trust") entered into a second amendment (the "Second Amendment") to the Indemnification Agreement (the "Indemnification Agreement") the Trust entered into with Kimco Realty Corporation ("Kimco") on March 28, 2005, pursuant to which the Trust agreed to allow Kimco to conduct due diligence on the Hylan Plaza Shopping Center, the primary asset of the Trust. The Indemnification Agreement was entered into in connection with Kimco's bid to acquire the Hylan Plaza Shopping Center from the Trust and provided that commencing on March 28, 2005 and for a period of forty five (45) days thereafter (such period being referred to as the "Exclusivity Period"), neither the Trust nor any of its representatives or agents would engage in negotiations or discussions with any party other than Kimco for the sale of the capital stock or assets of the Trust, including the sale of the Hylan Plaza Shopping Center. A previous amendment extended the Exclusivity Period to June 12, 2005, thirty-one (31) days following the original termination date and the Second Amendment extends the Exclusivity Period to July 11, 2005. While the Trust and Kimco have entered into the Indemnification Agreement, the Trust has not as of the date hereof accepted Kimco's offer to purchase the Hylan Center; therefore, there is no assurance that Kimco and the Trust will enter into a definitive agreement in respect thereto. Attached hereto and incorporated herein by reference as Exhibit 10.1 is the Second Amendment.



                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLANTIC REALTY TRUST



Date: June 16, 2005                     By:  /S/ Edwin R. Frankel
                                           ----------------------------
                                           Name: Edwin R. Frankel
                                           Title:  Executive Vice President,
                                                   Chief Financial Officer,
                                                   Secretary and Principal
                                                   Financial and
                                                   Accounting Officer


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EXHIBIT NUMBER   DESCRIPTION
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     10.1        Amendment 2 to the Indemnification Agreement dated as of
                 June 14, 2005 by and between Atlantic Realty Trust and Kimco Realty Corporation.